                         FIRST AMENDMENT OF CREDIT AGREEMENT

     THIS FIRST AMENDMENT OF CREDIT AGREEMENT (this "AMENDMENT") is entered into to be effective as of February 26, 1999, between PROTECTION ONE ALARM MONITORING, INC., a Delaware corporation ("BORROWER"), each of the banks or other lending institutions which is a signatory to this Amendment (collectively, "LENDERS"), NATIONSBANK, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, "ADMINISTRATIVE AGENT"), FIRST UNION NATIONAL BANK, a national banking association, as Syndication Agent (in such capacity, together with its successors in such capacity, "SYNDICATION AGENT"), and TORONTO DOMINION (TEXAS), INC., as Documentation Agent (in such capacity, together with its successors in such capacity, "DOCUMENTATION AGENT").

                                   R E C I T A L S

     A. Borrower, Lenders, Administrative Agent, Syndication Agent, and Documentation Agent are parties to the Credit Agreement dated as of December 21, 1998 (as renewed, extended, modified, and amended from time to time, the "CREDIT AGREEMENT"), providing for a $500,000,000 line of credit.

     B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

     C. Borrower, Lenders, Administrative Agent, Syndication Agent, and Documentation Agent desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders, Administrative Agent, Syndication Agent, and Documentation Agent agree as follows:

     1.    AMENDMENTS TO THE CREDIT AGREEMENT.

     (a)   SECTION 1.1 is hereby amended to add the following definitions:

           DOLLAR-EQUIVALENT, at any time, means, (a) any amount denominated in Dollars, and (b) for any amount denominated in a Foreign Currency, an amount of Dollars into which Administrative Agent determines that it could convert the relevant amount of that Foreign Currency by using the applicable-quoted-spot rate reported on the appropriate page of the Reuters Screen at 11:00 a.m. (London time) three (3) Business Days before the day on which the calculation is made.

           FOREIGN CURRENCY means any freely-convertible lawful currency acceptable to Administrative Agent, so long as (a) such currency is dealt with in the London interbank deposit market, (b) such currency is freely transferable and convertible into Dollars in the London foreign exchange market, and (c) no central bank or other governmental authorization in the country of issue of such currency is required to permit use of such currency by Administrative Agent for issuing LCs or honoring drafts presented under LCs in such currency; PROVIDED THAT if, after the issuance of an LC in a Foreign Currency, the Foreign Currency denominated in such LC ceases to be lawful currency freely-convertible into Dollars and is replaced by a European single or common currency (the "EURO"), then thereafter the Foreign Currency for purposes of such LC shall be the Euro.

     (b) SECTION 1.1 is hereby amended to delete the definition of "LC Exposure" in its entirety and replace such definition with the following:

           LC EXPOSURE means, at any time and without duplication, the SUM of (a) the Dollar Equivalent of the aggregate undrawn portion of all uncanceled and unexpired LCs, PLUS (b) the Dollar Equivalent of the aggregate unpaid reimbursement obligations of Borrower in respect of drawings of drafts under any LC; PROVIDED THAT LC Exposure shall exclude the Dollar Equivalent of the aggregate undrawn portion of any uncanceled or unexpired LCs that have been cash collateralized or for which back-up letters of credit have been provided pursuant to
     SECTION 2.2.

     (c) SECTION 2.2 is hereby deleted in its entirety and replaced with the following:

           2.2   LC SUBFACILITY.

           (a) CONDITIONS. Subject to the terms and conditions of this Agreement and applicable Law, Administrative Agent agrees to issue LCs upon Borrower's application therefor (denominated in Dollars or, upon Borrower's request and subject to this SECTION 2.2, in a Foreign Currency) by delivering to Administrative Agent a properly completed Notice of LC and an LC Agreement with respect thereto no later than 10:00 a.m. Dallas, Texas time three (3) Business Days before such LC is to be issued; PROVIDED THAT
     (i) on any date of determination and after giving effect to any LC to be issued on such date, the Commitment Usage (calculated at the then-current Dollar-Equivalent of such amount) shall never exceed the Total Commitment then in effect, (ii) on any date of determination and after giving effect to any LC to be issued on such date, the LC Exposure (calculated at the then-current Dollar-Equivalent of such amount) shall never exceed $25,000,000, (iii) at the time of issuance of such LC, no Potential Default or Default shall exist, (iv) each LC requested by Borrower must be in an amount not less than $1,000,000 (or, in the case of an LC denominated in a Foreign Currency, the Dollar Equivalent of $1,000,000), and (v) each LC must expire NO LATER than the EARLIER of the fifteenth (15th) day prior to the Termination Date or one (1) year from its issuance; PROVIDED THAT any LC may provide for automatic renewal for successive twelve (12) month periods (but no renewal period may extend beyond the fifteenth (15th) day prior to the Termination Date) unless Administrative Agent has given prior notice to the applicable beneficiary of its election not to extend such LC.

           (b) PARTICIPATION. Immediately upon the issuance by Administrative Agent of any LC, Administrative Agent shall be deemed to have sold and transferred to each other Lender, and each other such Lender shall be deemed irrevocably and unconditionally to have purchased and received from Administrative Agent, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Pro Rata Part, in such LC (calculated from time to time at the Dollar-Equivalent of such LC), and all Rights of Administrative Agent in respect thereof (OTHER THAN Rights to receive certain fees provided for in SECTION 2.2(c)). Upon the issuance, renewal, or extension of an LC, Administrative Agent shall provide copies of such LC to each other Lender.

           (c) REIMBURSEMENT OBLIGATION. In order to induce Administrative Agent to issue and maintain LCs and Lenders to participate therein, Borrower agrees to pay or reimburse Administrative Agent (i) on the date on which Administrative Agent notifies Borrower of the date and amount of any draft presented under any LC, the amount in Dollars (calculated at the then-current Dollar-

     Equivalent of such amount) of any draft paid or to be paid by Administrative Agent, and (ii) promptly, upon demand, the amount of any fees (in addition to the fees described in SECTION 5) which Administrative Agent customarily charges to a Person similarly situated in the ordinary course of its business for amending LC Agreements, for honoring drafts, and taking similar action in connection with letters of credit; PROVIDED THAT (A) if Borrower has not reimbursed Administrative Agent for any drafts paid or to be paid within twenty-four (24) hours of demand therefor by Administrative Agent, then Administrative Agent is hereby irrevocably authorized to fund such reimbursement obligations in Dollars (calculated at the then-current Dollar-Equivalent of such amount) as a Borrowing under the Facility to the extent of availability under the Facility, and the proceeds of such Borrowing under the Facility shall be advanced directly to Administrative Agent in payment of Borrower's reimbursement obligation with respect to the draft under the LC, and (B) if for any reason, funds are not advanced pursuant to the Facility, then Borrower's reimbursement obligation shall continue to be due and payable. Borrower's obligations under this SECTION 2.2(c) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which Borrower may have at any time against Administrative Agent (except to the extent resulting from the gross negligence or willful misconduct of Administrative Agent) or any other Person, and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances: (1) any lack of validity or enforceability of this Agreement or any of the Loan Documents; (2) the existence of any claim, setoff, defense, or other Right which Borrower may have at any time against a beneficiary named in a LC, any transferee of any LC (or any Person for whom any such transferee may be acting), any Credit Party (except to the extent resulting from the gross negligence or willful misconduct of such Credit Party), or any other Person, whether in connection with this Agreement, any LC, the transactions contemplated herein, or any unrelated transactions (including any underlying transaction between Borrower and the beneficiary named in any such LC); (3) any draft, certificate, or any other document presented under the LC proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; and (4) the occurrence of any Potential Default or Default. To the extent any funding of a draft has been made by Lenders pursuant to SECTION 2.2(e) or under the Facility, Administrative Agent shall promptly distribute any such payments received from Borrower with respect to such draft to all Lenders funding such draft according to their Pro Rata Part. Interest on any amounts remaining unpaid by Borrower (and unfunded by a Borrowing under the Facility) under this CLAUSE at any time from and after the date such amounts become payable until paid in full shall be payable by Borrower to Administrative Agent at the Default Rate. In the event any payment by Borrower received by Administrative Agent with respect to an LC and distributed to Lenders on account of their participations therein is thereafter set aside, avoided, or recovered from Administrative Agent in connection with any receivership, liquidation, or bankruptcy proceeding, each Lender which received such distribution shall, upon demand by Administrative Agent, contribute to Administrative Agent such Lender's ratable portion of the amount (calculated at the then-current Dollar-Equivalent of such amount) set aside, avoided, or recovered, together with interest at the rate required to be paid by Administrative Agent upon the amount required to be repaid by it.

           (d) GENERAL. If any draft shall be presented for honor under any LC, then Administrative Agent shall promptly notify Borrower of the date and amount (calculated at the then-current Dollar-Equivalent of such amount) of such draft; PROVIDED THAT failure to give any such notice shall not affect the obligations of Borrower hereunder. Administrative Agent shall make payment upon presentment of a draft for honor unless it appears that presentment on its face does not comply with the terms of such LC, regardless of whether (i) any default or potential default under any other agreement has occurred, and
     (ii) the obligations under any other agreement have been performed by the beneficiary or any other Person (and Administrative Agent shall not be liable for any obligation of any Person thereunder).
     The Credit Parties shall not be responsible for, and Borrower's reimbursement obligations for honored drafts shall not be affected by, any matter or event whatsoever (including, without limitation, the validity or genuineness of documents or of any endorsements thereof, even if such documents should in fact prove to be in any respect invalid, fraudulent, or forged), or any dispute among any Company, the beneficiary of any LC, or any other Person to whom any LC may be transferred, or any claims whatsoever of any Company against any beneficiary of any LC or any such transferee; PROVIDED THAT nothing in this Agreement shall constitute a waiver of Borrower's Rights to assert any claim based upon the gross negligence or wilful misconduct of any Credit Party.

           (e) OBLIGATION OF LENDERS. If Borrower fails to reimburse Administrative Agent as provided in SECTION 2.2(c) within twenty-four
     (24) hours after receiving notice of a draft pursuant to SECTION 2.2(d), then Administrative Agent shall promptly notify each Lender of such failure, of the date and amount (calculated at the then-current Dollar-Equivalent of such amount) of the draft paid, and of such Lender's Pro Rata Part thereof. Each Lender shall promptly and unconditionally make available to Administrative Agent in immediately available funds such Lender's Pro Rata Part of such unpaid reimbursement obligation (calculated at the then-current Dollar-Equivalent of such amount), which funds shall be paid to Administrative Agent on or before the close of business on the Business Day on which such notice was given by Administrative Agent (if given at or prior to 1:00 p.m., Dallas, Texas time) or on the next succeeding Business Day (if notice was given after 1:00 p.m., Dallas, Texas time). All such amounts payable by any such Lender shall include interest thereon accruing at the Federal Funds Rate from the day the applicable draft is paid by Administrative Agent to (but not including) the date such amount is paid by such Lender to Administrative Agent. The obligations of Lenders to make payments to Administrative Agent with respect to LCs shall be irrevocable and are not subject to any qualification or exception whatsoever (other than the gross negligence or wilful misconduct of Administrative Agent) and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances: (i) any lack of validity or enforceability of this Agreement or any of the Loan Documents; (ii) the existence of any claim, setoff, defense, or other Right which Borrower may have at any time against a beneficiary named in a LC, any transferee of any LC (or any Person for whom any such transferee may be acting), any Credit Party, or any other Person, whether in connection with this Agreement, any LC, the transactions contemplated herein, or any unrelated transactions (including any underlying transaction between Borrower and the beneficiary named in any such LC); (iii) any draft, certificate, or any other document presented under the LC proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; and (iv) the occurrence of any Potential Default or Default.

           (f) DELIVERY AND CANCELLATION. Borrower acknowledges that each LC will be deemed issued upon delivery to its beneficiary or Borrower. If Borrower requests any LC be delivered to Borrower rather than the beneficiary, and Borrower subsequently cancels such LC, then Borrower agrees to return it to Administrative Agent together with Borrower's written certification that it has never been delivered to such beneficiary. If any LC is delivered to its beneficiary pursuant to Borrower's instructions, then no cancellation thereof by Borrower shall be effective without written consent of such beneficiary to Administrative Agent and the return of such LC to Administrative

     Agent. Borrower hereby agrees that if Administrative Agent becomes involved in any dispute as a result of Borrower's cancellation of any LC, then it shall indemnify the Credit Parties for all losses, costs, damages, expenses, and reasonable attorneys' fees suffered or incurred by the Credit Parties as a direct result thereof.

           (g) DUTIES OF ADMINISTRATIVE AGENT. Administrative Agent agrees with each Lender that it will exercise and give the same care and attention to each LC as it gives to its other letters of credit, and Administrative Agent's sole liability to each Lender with respect to such LCs (OTHER THAN liability arising from the gross negligence or willful misconduct of Administrative Agent) shall be to distribute promptly to each Lender who has acquired a participating interest therein such Lender's ratable portion of any payments made to Administrative Agent by Borrower pursuant to
     SECTION 2.2(c). Each Lender and Borrower agree that, in paying any draw under any LC, Administrative Agent shall not have any responsibility to obtain any document (OTHER THAN any documents required by the respective
     LC) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person delivering any such document. The Credit Parties and their respective Representatives shall not be liable to any other Credit Party or any Obligor for the use which may be made of any LC or for any acts or omissions of any beneficiary thereof in connection therewith. Any action, inaction, error, delay, or omission taken or suffered by Administrative Agent or any of its Representatives under or in connection with any LC, the draws, drafts, or documents relating thereto, or the transmission, dispatch, or delivery of any message or advice related thereto, if in good faith and in conformity with such Laws as Administrative Agent or any of its Representatives may deem applicable and in accordance with the standards of care specified in the UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS issued by the International Chamber of Commerce, as in effect on the date of issue of such LC, shall be binding upon Obligors and the Credit Parties and shall not place Administrative Agent or any of its Representatives under any resulting liability to any Credit Party or any Obligor. Any action taken or omitted to be taken by Administrative Agent under or in connection with any LC if taken or omitted in the absence of gross negligence or wilful misconduct shall not create for Administrative Agent any resulting liability to any Credit Party or any Obligor.

           (h) CASH COLLATERAL. On the Termination Date or upon any demand from time to time by Administrative Agent or the Required Lenders at any time while a Default exists, Borrower shall provide to Administrative Agent, for the benefit of Lenders, either (i) cash collateral, or
     (ii) back-up letters of credit reasonably acceptable to Administrative Agent, in an aggregate amount equal to one hundred percent (100%) of the LC Exposure (calculated at the then-current Dollar-Equivalent of such amount) existing on the date of such demand. Such cash (and all interest thereon) and letters of credit shall constitute collateral for all LCs. Any cash collateral deposited, and all interest earned thereon, shall be held by Administrative Agent and invested and reinvested at the expense and the written direction of Borrower, in United States Treasury Bills with maturities of no more than ninety (90) days from the date of investment.
     In the absence of any such direction from Borrower, Administrative Agent shall invest the funds held in the cash collateral account (so long as the aggregate amount of such funds exceeds any relevant minimum investment requirement) in one or more types of investments with such maturities as Administrative Agent may specify, pending application of such funds on account of any other Obligation, as the case may be. All such investments shall be made in Administrative Agent's name for the account of the Credit Parties, subject to the ownership interest therein of Borrower. Administrative Agent may liquidate any investment held in the cash collateral account in order to apply the proceeds of such investment on account of any of the Obligation if such Obligation is then due and payable without regard to whether such investment has matured and without liability for any penalty or other fee incurred (with respect to which Borrower hereby agrees to reimburse Administrative Agent) as a result of such application.

           (i) INDEMNIFICATION. IN ADDITION TO AMOUNTS PAYABLE AS ELSEWHERE PROVIDED IN THIS AGREEMENT, BORROWER HEREBY AGREES TO PROTECT, INDEMNIFY, PAY, AND SAVE EACH CREDIT PARTY HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, OR LOSSES OF, OR OWED TO THIRD PARTIES, AND ANY AND ALL RELATED COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), WHICH ANY CREDIT PARTY MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE, DIRECT OR INDIRECT, OF (A) THE ISSUANCE OF ANY LC, OR
     (B) THE FAILURE OF ADMINISTRATIVE AGENT TO HONOR A DRAFT UNDER SUCH LC AS A RESULT OF ANY ACT OR OMISSION, WHETHER RIGHTFUL OR WRONGFUL, OF ANY PRESENT OR FUTURE GOVERNMENTAL AUTHORITY; PROVIDED THAT BORROWER SHALL HAVE NO LIABILITY TO INDEMNIFY ANY CREDIT PARTY IN RESPECT OF ANY LIABILITY ARISING OUT OF THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF SUCH PARTY OR ANY REPRESENTATIVES OF SUCH PARTY. THE PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATIONS SET FORTH IN THIS SECTION 2.2(i) SHALL SURVIVE THE SATISFACTION AND PAYMENT OF THE OBLIGATION AND TERMINATION OF THIS AGREEMENT.

           (j) LC AGREEMENTS. Although referenced in any LC, terms of any particular agreement or other obligation to the beneficiary are not in any manner incorporated herein. Drafts under any LC shall be deemed part of the Obligation. In the event of any conflict or inconsistency between the terms of this Agreement and any LC Agreement, the terms of this Agreement shall be controlling.

     2.    AMENDMENT OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS.

     (a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

     (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

     3. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens, if any, granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as the Credit Parties may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

     4. REPRESENTATIONS. Borrower represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment and the other documents executed in connection therewith (collectively, the "AMENDMENT DOCUMENTS") have been duly authorized, executed, and delivered by Borrower and each of the other Obligors that are parties to the Amendment Documents; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or any other Obligor of the Amendment Documents;

(c) the Loan Documents, as amended by the Amendment Documents, are valid and binding upon Borrower and the other Obligors and are enforceable against Borrower and the other Obligors in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by Borrower and the other Obligors of the Amendment Documents do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirement, order of any Governmental Authority, or material agreements to which Borrower or any other Obligor is a party thereto or by which Borrower or any other Obligor is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to the Amendment Documents, no Potential Default or Default exists.

     5. CONDITIONS. This Amendment and the other Amendment Documents shall not be effective unless and until:

     (a) the Credit Parties shall have received the Amendment Documents, in form and substance acceptable to Administrative Agent;

     (b) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and

     (c) both before and after giving effect to this Amendment, no Potential Default or Default exists.

     6. CONTINUED EFFECT. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

     7. MISCELLANEOUS. Unless stated otherwise (a) the singular number includes the plural and VICE VERSA and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.
     8. PARTIES. This Amendment binds and inures to Borrower and the Credit Parties and their respective successors and permitted assigns.

     9. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                             SIGNATURE PAGES TO FOLLOW.]

                        SIGNATURE PAGE TO FIRST AMENDMENT OF
                                CREDIT AGREEMENT AMONG
                 PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,
                     NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT,
                        THE SYNDICATION AGENT DEFINED THEREIN,
                       THE DOCUMENTATION AGENT DEFINED THEREIN,
                                         AND
                               THE LENDERS NAMED HEREIN

     EXECUTED as of the day and year first above written.

                             PROTECTION ONE ALARM MONITORING INC., a Delaware corporation, as Borrower


                             By:  /s/ John E. Mackett
                                  -------------------------------------------
                                  Name:  John E. Mackett
                                        -------------------------------------
                                  Title: Executive Vice President
                                         ------------------------------------

                        SIGNATURE PAGE TO FIRST AMENDMENT OF
                                CREDIT AGREEMENT AMONG
                 PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,
                     NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT,
                        THE SYNDICATION AGENT DEFINED THEREIN,
                       THE DOCUMENTATION AGENT DEFINED THEREIN,
                                         AND
                               THE LENDERS NAMED HEREIN


                             NATIONSBANK, N.A.,
                             as Administrative Agent and a Lender


                             By: /s/ Curtis E. Anderson
                                  -------------------------------------------
                                  Name: Curtis E. Anderson
                                        -------------------------------------
                                  Title: Senior Vice President
                                         ------------------------------------

                        SIGNATURE PAGE TO FIRST AMENDMENT OF
                                CREDIT AGREEMENT AMONG
                 PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,
                     NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT,
                        THE SYNDICATION AGENT DEFINED THEREIN,
                       THE DOCUMENTATION AGENT DEFINED THEREIN,
                                         AND
                               THE LENDERS NAMED HEREIN


                             FIRST UNION NATIONAL BANK,
                             as Syndication Agent and a Lender


                             By: /s/ Michael J. Kolosowsky
                                ---------------------------------------
                              Name: Michael J. Kolosowsky
                                   ------------------------------------
                              Title: Vice President
                                   ------------------------------------

                        SIGNATURE PAGE TO FIRST AMENDMENT OF
                                CREDIT AGREEMENT AMONG
                 PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,
                     NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT,
                        THE SYNDICATION AGENT DEFINED THEREIN,
                       THE DOCUMENTATION AGENT DEFINED THEREIN,
                                         AND
                               THE LENDERS NAMED HEREIN


                             TORONTO DOMINION (TEXAS) INC.,
                             as Documentation Agent and a Lender


                             By: /s/ Sonja R. Jordan
                                ---------------------------------------
                              Name: Sonja R. Jordan
                                   ------------------------------------
                              Title: Vice President
                                   ------------------------------------

                        SIGNATURE PAGE TO FIRST AMENDMENT OF
                                CREDIT AGREEMENT AMONG
                 PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,
                     NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT,
                        THE SYNDICATION AGENT DEFINED THEREIN,
                       THE DOCUMENTATION AGENT DEFINED THEREIN,
                                         AND
                               THE LENDERS NAMED HEREIN


                             MORGAN STANLEY SENIOR FUNDING, INC.,
                             as a Lender


                           By: /s/ Michael Hart
                              -----------------------------------------
                              Name: Michael Hart
                                   ------------------------------------
                              Title: Principal
                                   ------------------------------------

                        SIGNATURE PAGE TO FIRST AMENDMENT OF
                                CREDIT AGREEMENT AMONG
                 PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,
                     NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT,
                        THE SYNDICATION AGENT DEFINED THEREIN,
                       THE DOCUMENTATION AGENT DEFINED THEREIN,
                                         AND
                               THE LENDERS NAMED HEREIN


                             CHASE MANHATTAN BANK,
                             as a Lender


                           By: /s/ Paul V. Farrell
                              -----------------------------------------
                              Name: Paul V. Farrell
                                   ------------------------------------
                              Title: Vice President
                                   ------------------------------------

                        SIGNATURE PAGE TO FIRST AMENDMENT OF
                                CREDIT AGREEMENT AMONG
                 PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,
                     NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT,
                        THE SYNDICATION AGENT DEFINED THEREIN,
                       THE DOCUMENTATION AGENT DEFINED THEREIN,
                                         AND
                               THE LENDERS NAMED HEREIN


                             WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                             NEW YORK BRANCH,
                             as a Lender


                            By: /s/ Walter T. Puffy III
                               -----------------------------------------
                               Name: Walter T. Puffy III
                                    ------------------------------------
                               Title: Associate
                                    ------------------------------------


                            By: /s/ Lisa Walker
                               -----------------------------------------
                               Name: Lisa Walker
                                    ------------------------------------
                               Title: Vice President
                                    ------------------------------------

                        SIGNATURE PAGE TO FIRST AMENDMENT OF
                                CREDIT AGREEMENT AMONG
                 PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,
                     NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT,
                        THE SYNDICATION AGENT DEFINED THEREIN,
                       THE DOCUMENTATION AGENT DEFINED THEREIN,
                                         AND
                               THE LENDERS NAMED HEREIN


                             THE FIRST NATIONAL BANK OF CHICAGO,
                             as a Lender


                           By: /s/ Madeleine N. Pember
                              -----------------------------------------
                              Name: Madeleine N. Pember
                                   ------------------------------------
                              Title: Assistant Vice President
                                   ------------------------------------

                        SIGNATURE PAGE TO FIRST AMENDMENT OF
                                CREDIT AGREEMENT AMONG
                 PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,
                     NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT,
                        THE SYNDICATION AGENT DEFINED THEREIN,
                       THE DOCUMENTATION AGENT DEFINED THEREIN,
                                         AND
                               THE LENDERS NAMED HEREIN


                             UBS AG, STAMFORD BRANCH,
                             as a Lender


                             By: /s/ Paul R. Morrison
                                -----------------------------------------
                                Name: Paul R. Morrison
                                     ------------------------------------
                                Title: Director
                                     ------------------------------------


                             By: /s/ Andrew N. Taylor
                                -----------------------------------------
                                Name: Andrew N. Taylor
                                     ------------------------------------
                                Title: Associate Director
                                     ------------------------------------

                        SIGNATURE PAGE TO FIRST AMENDMENT OF
                                CREDIT AGREEMENT AMONG
                 PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,
                     NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT,
                        THE SYNDICATION AGENT DEFINED THEREIN,
                       THE DOCUMENTATION AGENT DEFINED THEREIN,
                                         AND
                               THE LENDERS NAMED HEREIN


                             MERITA BANK PLC,
                             as a Lender


                           By: /s/ Charles L. Lansdown
                              -----------------------------------------
                              Name: Charles L. Lansdown
                                   ------------------------------------
                              Title: Vice President
                                   ------------------------------------


                           By: /s/ Andrew J. Ragusa
                              -----------------------------------------
                              Name:  Andrew J. Ragusa
                                   ------------------------------------
                              Title: Assistant Vice President
                                   ------------------------------------

                        SIGNATURE PAGE TO FIRST AMENDMENT OF
                                CREDIT AGREEMENT AMONG
                 PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,
                     NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT,
                        THE SYNDICATION AGENT DEFINED THEREIN,
                       THE DOCUMENTATION AGENT DEFINED THEREIN,
                                         AND
                               THE LENDERS NAMED HEREIN


                             GUARANTY FEDERAL BANK, F.S.B.,
                             as a Lender


                           By: /s/ Robert S. Hays
                              -----------------------------------------
                              Name: Robert S. Hays
                                   ------------------------------------
                              Title: Vice President
                                   ------------------------------------

     To induce the Credit Parties to enter into this Amendment, each of the undersigned (a) consents and agrees to the Amendment Documents' execution and delivery, (b) ratifies and confirms that all guaranties, assurances, and Liens, if any, granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment Documents and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as the Credit Parties may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and
(d) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

                                 PROTECTION ONE, INC., a Delaware corporation


                                 By: /s/ John E. Mack III
                                     -----------------------------------------
                                     Name: John E. Mack III
                                          ------------------------------------
                                     Title: Executive Vice President
                                          ------------------------------------


                                  COMSEC/NARRAGANSETT SECURITY, INC., a
                                  Delaware corporation


                                 By: /s/ John E. Mack III
                                     -----------------------------------------
                                     Name: John E. Mack III
                                          ------------------------------------
                                     Title: Vice President
                                          ------------------------------------

                                   NETWORK MULTI-FAMILY SECURITY CORPORATION, a
                                   Delaware corporation


                                 By: /s/ John E. Mack III
                                     -----------------------------------------
                                     Name: John E. Mack III
                                          ------------------------------------
                                     Title: Vice President
                                          ------------------------------------

                                 PROTECTION ONE INTERNATIONAL, INC., a
                                 Delaware corporation


                                 By: /s/ John E. Mack III
                                     -----------------------------------------
                                     Name: John E. Mack III
                                          ------------------------------------
                                     Title: President
                                          ------------------------------------


                                 PROTECTION ONE INVESTMENTS, INC., a Delaware corporation


                                 By: /s/ John E. Mack III
                                     -----------------------------------------
                                     Name: John E. Mack III
                                          ------------------------------------
                                     Title: President
                                          ------------------------------------


                                 DSC ENTERPRISES, INC., a Maryland corporation


                                 By: /s/ John E. Mack III
                                     -----------------------------------------
                                     Name: John E. Mack III
                                          ------------------------------------
                                     Title: President
                                          ------------------------------------